1 Delivering on the promise of Prime Editing September 2024 Corporate Presentation

2 This presentation contains forward-looking statements of Prime Medicine, Inc. ("Prime", "we" or "our") within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements contain information about our current and future prospects and our operations, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, projects and plans are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “hope,” “intend,” “may,” “might,” “objective,” “opportunity,” “plan,” “predict,” “positioned,” “possible,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, express or implied statements about Prime’s beliefs and expectations regarding: the potential of PM359 to correct the causative mutation of CGD; the anticipated maturation into a clinical-stage company by bringing PM359 into clinical development in 2024 with initial clinical data from the ongoing Phase 1/2 clinical trial of PM359 expected in 2025; the initiation, timing, progress and results of our research and development programs, preclinical studies and future clinical trials, and the release of data related thereto; our ability to demonstrate, and the timing of, preclinical proof-of-concept in vivo for multiple programs; our ability to pursue our areas of focus and any additional programs we may advance; our ability to quickly leverage programs within our initial target indications and to progress additional programs to further develop our pipeline; the collaboration with Bristol Myers Squibb and the intended and potential benefits thereof, including the receipt of potential milestone and royalty payments from commercial product sales, if any; certain activities and next steps to support our maturation into a clinical-stage company, including opening an IND and/or CTA application, clinical data expectations, establishing proof-of-concept, advancing programs into lead optimization, advancing preclinical studies and initiating IND-enabling activities, the potential of Prime Editors to reproducibly correct disease-causing genetic mutations across different tissues, organs and cell types, and the capacity of our Prime Editing and PASSIGE technology to edit CAR-T cells for the treatment of certain cancers and immune diseases; our ability to demonstrate superior off-target profiles for Prime Editing programs; the further advancement of Prime Editors to maximize their versatility, precision and efficiency; the continued development and optimization of various non-viral and viral delivery systems, including our universal liver-targeted LNP delivery approach; the expansion of Prime Editing’s therapeutic potential to extend the reach and impact of Prime Editing to areas beyond our current areas of focus; the scope of protection we are able to establish and maintain for intellectual property rights covering our Prime Editing technology; our ability to leverage the clinical, regulatory, and manufacturing advancements made by gene therapy and gene editing programs to accelerate our clinical trials and approval of current and future product candidates; the implementation of our strategic plans for our business, programs and technology, including our ability to identify and enter into future license agreements and collaborations; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; our estimates of our expenses, capital requirements, and needs for additional financing; and our expectations regarding the anticipated timeline of our cash runway and future financial performance. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise subject to any obligations under applicable law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Information regarding our estimated cash, restricted cash, cash equivalents, and investments as of June 30, 2024 is based on preliminary unaudited estimates prepared by and is the responsibility of management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to such preliminary estimates and accordingly does not express an opinion or any other form of assurance with respect thereto. During our financial closing process our estimates can differ materially from our initial estimates presented herein based on our receipt of updated information. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third- party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward Looking Statements

3| Corporate Update

4 Prime Medicine is Developing One-Time, Curative Genetic Therapies Share first ever clinical data for a Prime Editor (PM359 in CGD) in 2025 Advance lead liver program (Wilson’s Disease) to IND in H1 2026 Progress other high value programs across focused target tissues Continue to build and execute on platform modularity Continue to leverage business development Streamline regulatory framework for the development of Prime Editing therapeutics Strategic priorities:

5 Prime Medicine is Entering a Phase of Focused Execution Advance Prime Editing, Build Pipeline (2020 – 2024) Focus Pipeline, De-Risk Platform (2024 - 2026) Expand, Capture Value Potential (2026+) ✓ Prime Medicine began operations in 2020 ✓ First Prime Editor IND accepted for PM359 in p47phox CGD ✓ 18 programs advancing through preclinical development ✓ BMS partnership formed to leverage PASSIGE / capabilities • Continue to leverage BD to build & accelerate pipeline • First-in-human clinical data for prime editor in p47phox CGD • Advance Wilson’s disease to expected IND in H1 2026 • Multiple high value programs advance towards clinic • Expand pipeline within priority focus areas and beyond • Prepare for first potential clinical launch of Prime Editor therapeutic Focused pipeline to enable future expansion into other high value areas

6CGD = chronic granulomatous disease; XCGD = x-linked CGD; LNP = lipid nanoparticle Our Pipeline: Focused on Significant Opportunities with High Value Potential Prime Medicine’s focused pipeline emphasizes significant opportunities with clear path to value inflection Selection of Prioritized Investments & Rationale • High unmet medical need, potential fast path to registration in p47phox CGD • XCGD Program using PASSIGE, leveraging modular platform, insights from p47phox CGD and other potential synergies (e.g., manufacturing, regulatory) CGD • Multi-billion dollar opportunity, early clinical de-risking via clearly defined biomarkers • Uses Prime’s universal LNP which can be leveraged for future liver programs • Advance regulatory framework for Wilson’s Disease and follow-on liver programs Wilson’s Disease • Multi-billion-dollar opportunity • Prime Editing allows for precise transcriptional control • Up to $15 million funding from Cystic Fibrosis Foundation accelerates lung delivery efforts Cystic Fibrosis • Broad strategic deal with BMS, extends reach in immunological diseases and cancer • Combines novel multiplex gene editing capabilities including PASSIGE technology with BMS’s broad expertise in development and commercialization of cell therapies CAR-T (BMS) Commercial potential Unmet medical need Pipeline and platform modularity Clinical development pathway Regulatory considerations Value Framework Competition

7 Modular Platform Indication Delivery Discovery Lead optimization IND- enabling Phase 1/2 HEMATOLOGY, IMMUNOLOGY & ONCOLOGY p47phox Chronic Granulomatous Disease (CGD) ex vivo X-linked CGD (with PASSIGE ) ex vivo Ex vivo CAR-T1 (with PASSIGE ) ex vivo LIVER Wilson’s Disease LNP Undisclosed Program LNP LUNG Cystic Fibrosis2 LNP/AAV Our Pipeline: Aligned to Core Modular Platforms, With Additional Programs Advancing as Potential Partnership Opportunities 1 In September 2024, entered into a strategic research collaboration and license agreement with Bristol Myers Squibb to develop and commercialize multiple ex vivo T cell products in immunology and oncology. 2 In January 2024, entered into an agreement with CF Foundation for up to $15 million to support development of Prime Editors for Cystic Fibrosis. Prime Medicine is identifying opportunities to advance its other programs, including neurological diseases, cell therapy, ocular diseases and hearing loss, in partnership or through internal efforts in the future.

8 • $110 million upfront • >$3.5 billion in potential milestones, including: ‒ $185 million in preclinical milestones ‒ $1.2 billion in development milestones ‒ More than $2.1 billion in commercial milestones ‒ Royalties on net sales • Multiple targets in immunological diseases and cancer, beyond rare genetic diseases in Prime Medicine’s internal pipeline Strategic License and Broad Collaboration Agreement with Bristol Myers Squibb (BMS) to Develop Prime Edited ex Vivo CAR-T Products First broad, multi-target collaboration advancing Prime Editing for the treatment of complex oncology and autoimmune indications Prime Medicine retains rights to advance certain target reagents designed under this collaboration for applications beyond ex vivo T cell products, including in vivo T cell and other cell therapy applications Global leader in cell therapy for hematology, immunology and oncology Leadership in Prime Editing; PASSIGE technology may enable one-step, non- viral, multi-kilobase-size editing approach with no double-stranded breaks

CAR-T: PASSIGE and Multiplex Prime Editing is the Foundation of Prime Medicine's Collaboration with BMS

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Platform modularity has potential to accelerate development of additional CAR-T Programs

	Existing Limitations	Prime Editing Solution
Multiplex Engineering	✗ Low payload integration efficiency ✗ Constrained to limited number of knock-outs and limited single base pair changes	✓ **>80% integration** efficiency of CAR, aimed at TRAC locus to maintain **endogenous control** ✓ Capable of **multiple edits done safely**, each with a **full suite of functional modifications**
Safety	✗ Random or semi-random integration ✗ High rate of translocations / chromosomal abnormalities	✓ **Precise on-target** transgene integration ✓ Based on our extensive off-target evaluations in other settings, **there is the potential for no detectable off-target edits, translocations, or unintended structural abnormalities** in Prime-Edited CAR-T's
Manufacturing / Cost of Goods	✗ Dependence on viral components ✗ Complicated by multi-step engineering	✓ **Entirely non-viral** manufacturing process ✓ **Single-step** editing and integration

TRAC = T-cell receptor alpha constant; Data presented at ASH, December 2022, ASGCT, May 2023 and ASH, December 2023

9

10 Data presented at ASGCT 26th Annual Meeting, May 2023. Beyond Precisely Inserting a Chimeric Antigen Receptor, We Can Simultaneously and Efficiently Multiplex Edit CAR-T Cells Prime Editors can be multiplexed to introduce multiple genomic modifications in CAR-T cells • Knockout with Prime Editing was efficient in T cells and could be done in multiplex B2M knockout leading to immune evasion 2 microglobulin (B2M) was knocked out by introducing a stop codon precisely in the B2M gene B2M TRAC 0 20 40 60 80 100 % P ri m e E d it in g Multiplex Singleplex % P ri m e E d it in g B2 TRA Si l l x Multiplex Prime Editing efficiency was maintained in multiplex at three target sites Singleplex Duplex Triplex • PASSIGE and multiplex Prime Editing efficiency were maintained in multiplex • Up to 6 multiplex edits in T cells with high efficiency % o f Si n gl e p le x P ri m e E d it in g % P ri m e E d it in g

11 Platform Overview

12 Delivering on the promise of Prime Editing Prime Medicine brings together the right people and the right technology at the right time Now is our moment: we are building on decades of progress to deliver the promise of one-time, curative genetic therapies to address the widest spectrum of diseases BROAD OPPORTUNITY TO ADDRESS LARGE MARKETS PLATFORM MODULARITY EFFICIENT DELIVERY DIFFERENTIATED SAFETY PROFILE PIPELINE ALIGNED TO CORE AREAS OF FOCUS EVOLVING REGULATORY LANDSCAPE FOR GENETIC MEDICINES

13 REPLACEMENT Prime Editor Deletion / Insertion Correction p47 Chronic Granulomatous Disease (CGD) Point Mutation Correction Wilson’s Disease Targeted Gene Insertion (PASSIGE ) XCGD, CAR-T, Cystic Fibrosis Repeat Excision Friedreich’s Ataxia Hotspot Correction Cystic Fibrosis, Retinitis Pigmentosa (RHO adRP) Broad and versatile editing capabilities unlock opportunities across thousands of indications, including genetic diseases, infectious diseases, cancers and immunological diseases We Believe Prime Editing is the Only Gene Editing Technology That Can Edit, Correct, Insert and Delete DNA Sequences in Any Target Tissue

Prime Editing is Designed with a Wide Range of Genome Editing Capabilities

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Flexibility to select right approach for each indication based on editing need

Prime Editing Approach	Small edits (e.g., all 12 bp swaps, 1-bp to 20-bp ins or del, combinations thereof)	Mid-sized edits (e.g., hotspot corrections, del up to 1-kb, ins up to 250 bp)	Large deletions (e.g., multi-kb repeat excision, exon del)	Large insertions or inversions (e.g., targeted multi-kb gene integration)
Short Flap Prime Editing	✓ +++			
Dual Flap Prime Editing	✓ ++	✓ +++	✓ +++	
Long Flap Prime Editing	✓ ++	✓ +++	✓ ++	
PASSIGE		✓ +	✓ +	✓ +++

✓ = capable of the edit

+/++/+++ = how fit Prime Medicine believes the technology is for making the edit, based on Prime Medicine's internal assessment

BP = base pair; KB = kilobase

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15 PASSIGE Technology Enables Prime Editing to Insert Gene Sized Sequences Precisely, Potentially Addressing Large Markets Correct inversion mutations (e.g., Hemophilia A) In vivo protein factory (e.g., GLA enzyme for Fabry’s disease) Targeted whole gene replacement for rare liver diseases (e.g., Phenylketonuria, Tyrosinemia) Targeted whole gene replacement for bone marrow diseases (e.g., Hereditary anemias, such as Fanconi Anemia) Cystic Fibrosis Areas of opportunity:* Non-viral, multiplex-edited CAR-T therapies BMS Collab (e.g., oncology and autoimmune diseases) PASSIGE: Prime-Assisted Site-Specific Integrase Gene Editing: One step non-viral multi-kilobase-size gene editing approach with no double-stranded breaks Recombinase enzyme *Not part of Prime Medicine’s current pipeline Where we are working today: X-Linked Chronic Granulomatous Disease (XCGD)

16 Prime Editing Platform Modularity Accelerates and De-Risks Ongoing Efforts, Enables Rapid Generation of New Product Candidates Core components can be readily leveraged to accelerate pipeline growth, efficiency and execution Prime Editors Manufacturing Delivery Clinical Regulatory Off-Target Assays

17 Proof-of-concept in initial indications may accelerate development of subsequent programs within each area of focus 1 Ex Vivo (Human CD34+ Cells) >90% editing of CD34+ cells ex vivo via electroporation In Vivo – AAV (Mouse Brain and Eye) 3 >80% precise editing in mouse CNS >70% precise editing in mouse photoreceptors In Vivo – LNP (NHP Liver) 2 Up to ~83% of hepatocytes precisely edited in NHPs1 Prime Editing Can Be Delivered with High Efficiency, Correcting Pathogenic Mutations at Levels Expected to Reverse Disease NHP = non-human primate; CNS = central nervous system; 1% Hepatocytes precisely edited is calculated from NGS of whole liver biopsy, factored for 60% of cells in liver are hepatocytes (Based on PK/PD relationships and qualifications of cell types in liver: Wang et al Sci. Rep. (2021) 11:19396; MacParland et al Nat Commun. (2018) 9:4383; Hansel et al, Curr Protoc Toxicol (2014) 62:14.12.1; Kmiec, Adv Anat Embryol Cell Biol. (2001) 161:III–XIII. 1–151). control Day 14 0 20 40 60 80 100 % h e p a to c y te s p re c is e ly e d it e d Prime EditedC tr l

Prime Editing Has Highly Differentiated Safety Profile: No Off-Target Activity Detected in Any Lead Program

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Prime Editing has been evaluated across comprehensive suite of robust, IND-ready assays for off-target discovery

- **No** detectable double strand breakage
- **No** detectable off-target edits
- **No** detectable bystander edits
- **No** detectable off-target deletions, chromosomal translocations or rearrangements

Examples from CGD Program that have been used to support IND/CTA filings:

No off-target editing detected in healthy human donor CD34+ cells[1]



On-target (*NCF1*)
Genomic location

No large deletions or translocations observed in bone marrow engrafted **Prime-Edited** LT-HSCs[2]



Deletion
Translocation
Percent (%) unique molecules
N=3
N=6
Mock
Prime edited

Translocation positive control: **Cas9 nuclease-edited** cells[3]



Percent (%) unique molecules
Mock
Cas9 edited

[1]Analysis of edited CD34+ cells from CGD program: Targeted in vitro Analysis of 550 potential off-target sites of off-target editing. [2]Data from in vivo analysis from mouse bone marrow harvested 16 weeks after engraftment was complete. [3]Positive control generated by transfecting HEK293T with sgRNA targeting NCF1 and SpCas9 mRNA. HSC = hematopoietic stem cell; IND = investigational new drug; CTA = clinical trial application

18

19 Direct Comparisons of Prime Editors to CRISPR Showed Substantially Fewer Off-Target Edits Detected with Prime Editing Examples from evaluation of potential off-target sites in Prime Edited or CRISPR-edited cells by deep sequencing 12 Spacers S pC as 9 P ri m e E dito r 0 20 40 60 P e rc e n t In d e ls ( o ff -t a rg e t s it e s ) CRISPR + PEGRNA Prime Editor + PEGRNA Analysis of VEGFA Spacer % in d el s in e d it ed o ve r co n tr o l Analysis of TTR Spacer % in d el s in e d it ed o ve r co n tr o l CRISPR + PEGRNA Prime Editor + PEGRNA In silico and biochemical tools can be used to define potential off-target sites for Prime Editors

20| Hematology and Immunology

21HSCT = hematopoietic stem cell transplant; GvHD = graft vs. host disease Advancing Prime Editors for Chronic Granulomatous Disease (CGD), A Disease of Significant Unmet Need Rare genetic disease, characterized by defective neutrophil function • Serious life-threatening disease presents in childhood; life expectancy at least 40 years • Results in recurrent, life-threatening infections - Difficult to eradicate - Frequent hospitalizations, IV antibiotics - Potentially deadly infections from normal exposures (gardening, swimming) • Causes ongoing autoimmunity and inflammation - Deteriorating lung function - Inflammatory bowel-like syndromes - Urinary and gastrointestinal obstruction • Current treatment options - Lifelong anti-microbial therapy: ultimately fails due to evolution of antimicrobial resistance - Allogeneic HSCT, only curative option: complicated by GvHD, graft failure, limited availability We believe Prime Editing is uniquely well-suited to address multiple forms of CGD

22 Current Status Initial data from Phase 1/2 clinical trial expected in 2025 Preclinical development ongoing Rapidly Advancing IND cleared in April 2024, within 30 days of submission Leveraging modular elements of PM359 program to inform and accelerate advancement Targeted Mutations delGT mutation in NCF1 Greater than 90% of mutations in the CYBB gene Approach Short Flap Prime Editing PASSIGE Opportunity Approximately 25% of CGD Patients Approximately 66% of CGD Patients Prime Medicine’s CGD Franchise Covers Vast Majority of Patient Population PM359 for p47phox CGD X-linked CGD Program Leveraging modular elements from across the PM359 program, including the IND filing, CMC work and clinical trial, to accelerate advancement of X-CGD program

23 • Full immune system reconstitution by Prime Edited LT-HSCs • Edited LT-HSC derived neutrophils had normal enzymatic activity (NADPH oxidase) HSC = hematopoietic stem cell; LT-HSC = long term HSC; DHR = dihydrorhodamine; * normalized to healthy donor control. 1Minimal threshold for patient benefit per Marciano BE, Zerbe CS, Falcone EL, et al. X-linked carriers of chronic granulomatous disease: Illness, lyonization, and stability. J Allergy Clin Immunol. 2018;141(1):365-371. doi:10.1016/j.jaci.2017.04.035. Data presented at ASGCT and ESGCT 2023 PM359: Preclinical Data Support Advancement for the Treatment of Chronic Granulomatous Disease Maintenance of >85% of corrected patient long-term HSCs with complete restoration of NADPH oxidase in neutrophils observed % p o s it iv e D H R * B o n e M ar ro w C h im e ri sm ( % h u m an C D 4 5 + ) % p o si ti ve D H R * Long-term engrafted HSCs carried precise correction of NCF1 Prime Edited LT-HSCs showed complete engraftment in vivo Human neutrophils showed full correction of NADPH oxidase activity ex vivo Mock Prime Edited 0 20 40 60 80 100 B o n e M a rr o w C h im e ri s m (% h u m a n C D 4 5 + ) Engraftment Editing Efficiency Phenotypic Correction o Edited Prime Edited Mock Prime Edited 0 20 40 60 80 100 % c o rr e c te d c e ll s 20% minimal threshold1 Prime Edited ock Edited % c o rr e ct e d c e lls Prime Edited ck Edited 0 20 40 60 80 100 D H R o x id a ti o n ( % ) CGD Patient Healthy Donor Mock Prime Edited 20% minimal threshold1 Prime Edited Mock Edited

PM359: Prime Medicine Poised to Deliver Initial Clinical Data in 2025

prime_ medicine

PM359 is comprised of autologous HSCs modified *ex vivo* using Prime Editing



Enroll
Mobilize
Manufacture
Condition
~6 months
DP Infusion
Engraftment
DHR Read-out
1-3 months
Primary endpoint
12 months
Cohort 1:
n=2-3, age ≥ 18
Cohort 2:
n = 2-3, ages 12-17
Cohort 3:
n = 2-3, ages 6-11
Study Expansion into Pivotal:
All ages ≥ 6

Key eligibility criteria

- delGT mutation in *NCF1* gene
- Dihydrorhodamine (DHR) combined with CGD
- Recent or on-going infectious/inflammatory CGD complications

Key outcome measures

- DHR > 20% normal neutrophil function
- Resolution pre-existing infectious/inflammatory CGD complications
- Frequency new infectious/inflammatory CGD complications

IND cleared April 2024
First clinical data expected in 2025

24

DP = drug product; GMP = good manufacturing practice; QC = quality control; IND = investigational new drug

25 PASSIGE has Potential to Treat X-linked CGD (XCGD) ’All in one’ delivery of PASSIGE reagents for CYBB gene replacement in CD34+ cells has potential to treat >90% of XCGD patients PASSIGE demonstrated high multiplex editing efficiency Potential synergies to accelerate leveraging p47phox CGD program • Validated CGD assays and HSC models established for PM359 are applicable to X-CGD Predicted low risk of off-target editing Healthy CYBB gene sequence under control of the endogenous CYBB regulatory elements Exon 1 Exon 2 … CYBB locus healthy CYBB gene (exon2-13) STOP CODON PASSIGE reagents designed to precisely insert healthy CYBB gene sequence at prespecified site in the patient’s CYBB locus

26| Liver Disease

27 • Disease severity and opportunity • Common liver and systemic disease presenting in teens to 20’s • Leads to liver failure, neurocognitive decline and premature death • Greater than 20,000 patients in US and Europe, 30-50% harboring H1069Q mutation • R778L is the predominant mutation in Asian population • Unmet need • Many patients die without liver transplant • No approved disease modifying therapies • Current standard of care aims to prevent copper accumulation; options include chelating agents and low copper diet • Human biology • Autosomal recessive due to loss of function mutations in ATP7B • Affects copper homeostasis, leading to toxic accumulation of copper in liver and brain • Correction of 20-30% of hepatocytes may be curative Advancing Prime Editors for Multiple Mutations Within Wilson’s Disease Large, genetically defined disease subsets well suited for Prime Editing Prime Medicine utilizing its universal LNP for delivery of Prime Editors to correct mutations in ATP7B gene

28 Prime Medicine to present initial in vivo data at ESGCT and AASLD in Q4 2024 Wilson’s Disease Program Utilizing Universal LNP Continues to Make Progress; IND Anticipated in H1 2026 First effort targeting H1069Q mutation; follow-on targeting R778 mutation In vitro Prime Editor in Primary Hepatocytes In vitro NHP Surrogate Prime Editor in Primary NHP Hepatocytes Control Prime Edited 0 20 40 60 80 100 % p re ci se c or re ct io n in N H P he pa to cy te s Control Prime Edited 0 20 40 60 80 100 % p re ci se c or re ct io n in m ou se h ep at oc yt es Control Prime Edited 0 20 40 60 80 100 % p re ci se c or re ct io n in he pa to cy te c el l li ne In vitro Prime Editor Screen in Human Hepatocyte Cell Line H1069QH1069QH1069Q Prime EditedControl ri e E itControl Prime EditedContr l % p re ci se c o rr ec ti o n in h ep at o cy te c e ll lin e % p re ci se c o rr ec ti o n in m o u se h ep at o cy te s % p re ci se c o rr ec ti o n in N H P h ep at o cy te s In vitro data supporting Prime Editing hypothesis in Wilson’s Disease

29 Proprietary LNP–formulated Prime Editor is a Complex Multi-Component Drug Product Designed to Support Current and Future Liver Programs Cholesterol Ionizable Lipids PEG Lipids Helper Lipids Targeting Ligand Prime Editor mRNA Two Guide RNAs • Nucleic acid encapsulation and endosomal escape • Stabilize and improve LNP pharmacokinetics • Facilitate membrane fusion and endosomal escape • Improve intracellular delivery • Increase LNP stability • Drive cellular uptake via ApoE binding and LDLR receptor • Control particle size and stability during manufacturing • Stealth coating reduces serum interactions and increasing half-life • Improve biodistribution of LNPs to hepatocytes • Clinically validated for several siRNA delivery and liver indications • Prime editor enzyme • pegRNA, +/- ngRNA • Guide RNAs are disease & mutation specific LNP Modularity: 6 out of 8 components in the LNP are the same for all liver programs (only guide RNAs are not the same)

30| Lung Disease

31 CF impacts close to 40,000 people in the United States. There is no cure and existing treatments are ineffective for, or not tolerated by, approximately 15% of patients. Prime Medicine believes Prime Editing-based approaches could eventually benefit more than 93% of all people with CF. • Hotspot editing: potential to address numerous mutations at mutational hotspots with a small number of Prime Editors • PASSIGE: potential to address nearly all CF patients with a single superexon insertion strategy • Funding will also accelerate ongoing LNP delivery efforts to the lung CF = Cystic Fibrosis In January, Entered into Agreement with CF Foundation for Up to $15 Million to Support Development of Prime Editors for CF Funding accelerates development of potentially curative therapies for cystic fibrosis (CF) Progressing two distinct strategies: With CF Foundation’s support, Prime Medicine has the potential to deliver a one-time, non-viral therapy that offers first cure to all patients living with CF With infrastructure support and foundational guidance, CF Foundation brings a world-class research lab with established assays, animal models, reagents, patient samples, as well as deep clinical experience and important patient and advocacy efforts

32 With Hotspot Editing, Prime Editors Corrected “High Unmet Need” CF Mutations, Including the Prevalent G542X (null) Mutation Eight hotspot Prime Editors could address the “high unmet need” mutations; These same eight hotspot Prime Editors could address >93% of all CF patients G542X F508del 0 20 40 60 80 % p re c is e c o rr e c ti o n Precise correction of the G542X mutation1 Precise correction of both the I507del1 and prevalent F508del mutation2 Prime Editors efficiently corrected the G542X mutation and mutations in the I507del/F508del “hotspot” One-time, non-viral delivery to patient intestinal organoids restored CFTR function under endogenous control Van Mourik et al., 2019. Actual time course: 24 hours. TRIKAFTA® is a registered trademark of Vertex Pharmaceuticals, Incorporated. 1G542X and I507del are “high unmet need” mutations; F508del is one of the most prevalent CF mutations; 2data show correction in patient induced pluripotent stem cells. Each dot shows a different Prime Editor Healthy control G542X with mock treatment G542X with Prime Editing correction G542X with TRIKAFTA® treatment Prime Editing of G542X patient intestinal organoids restored CFTR function Intestinal organoids swelling assay for CFTR function • LNP delivered Prime Editors efficiently corrected patient Human Bronchial Epithelial (HBE) progenitors in vitro • Identified early LNP formulations to deliver Prime Editors to lung basal cells in vivo

33| Corporate

34 Prime Medicine plans to remain active in sell-side business development, with the goal of accelerating our pipeline, bolstering our financial resources Beyond BMS, Business Development Will Continue to Play a Critical Role in Building Prime Medicine Within Our Core Outside Our Core Access Enabling Innovation Within the Core Develop Prime Edited CAR-T products leveraging PASSIGE and platform Funding to accelerate the development of Prime Editors for Cystic Fibrosis BMS CF Foundation Current Relationships Partnering Strategy Enabled by scientific leadership in gene editing and program advancement

Prime Medicine Holds Extensive Intellectual Property for Prime Editing Technologies

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medicine

- ***Multiple configurations*** of RNA-templated gene editing
  - Prime Editor protein configurations: fusion, separate and split configurations
  - pegRNA configurations: fusion, split, separate and engineered configurations
  - Dual flap and dual guide RNA editing systems
- ***Broad diversity*** of RNA-templated gene editing systems
  - Large variety of nucleic acid programmable DNA binding proteins
  - Extensive range of RNA-dependent DNA polymerases (reverse transcriptases)
- ***PASSIGE***: System using Prime Editing and recombinase to insert gene-sized DNA at chosen target location in genome
  - PASSIGE systems include various gene editing configurations and recombinases
- ***Additional gene editing technology*** including DNA-dependent DNA polymerase editing
- ***Program-specific patent filings*** for pipeline programs

Prime Medicine holds 5 US and 3 ex-US issued patents

- Numerous Prime-owned and in-licensed patent applications with broad coverage filed worldwide
- Pursuing aggressive filing strategy to cover technological advances


NEW
OLD
Seminal Prime Editing Publication
Dual Flap Prime Editing
PASSIGE System
PE4 and PE5 systems
PEmax editor
PE4, PE5, PEmax
Engineered pegRNAs
pegRNA Enhancements
Novel PE Proteins
Novel RT Proteins
Improved recombinases

35

36 Modular Platform Indication Delivery Discovery Lead optimization IND- enabling Phase 1/2 HEMATOLOGY, IMMUNOLOGY & ONCOLOGY p47phox Chronic Granulomatous Disease (CGD) ex vivo X-linked CGD (with PASSIGE ) ex vivo Ex vivo CAR-T1 (with PASSIGE ) ex vivo LIVER Wilson’s Disease LNP Undisclosed Program LNP LUNG Cystic Fibrosis2 LNP/AAV Our Pipeline: Aligned to Core Modular Platforms, With Additional Programs Advancing as Potential Partnership Opportunities 1 In September 2024, entered into a strategic research collaboration and license agreement with Bristol Myers Squibb to develop and commercialize multiple ex vivo T cell products in immunology and oncology. 2 In January 2024, entered into an agreement with CF Foundation for up to $15 million to support development of Prime Editors for Cystic Fibrosis. Prime Medicine is identifying opportunities to advance its other programs, including neurological diseases, cell therapy, ocular diseases and hearing loss, in partnership or through internal efforts in the future.

37 primemedicine.com Delivering on the promise of Prime Editing Appendix

Team with Significant Scientific and Drug Development Experience prime_ medicine

Team



Keith Gottesdiener, M.D.
President and CEO
Rhythm · MERCK



Allan Reine, M.D.
Chief Financial Officer
FOGHORN THERAPEUTICS · pieris



Jeremy Duffield, M.D., Ph.D.
Chief Scientific Officer
VERTEX · Biogen · MGH



Ann L. Lee, Ph.D.
Chief Technical Officer
Bristol Myers Squibb · MERCK · Juno · Celgene



Andrew Anzalone, M.D., Ph.D.
Co-Founder and Head of Prime Editing Platform
BROAD INSTITUTE



Meredith Goldwasser, Sc.D.
SVP, Head of Strategy and Corporate Ops
agios · Genentech · NOVARTIS



Richard Brudnick
Chief Business Officer
CODIAK · Bioverativ · Biogen



Niamh Alix
Chief Human Resources Officer
Orchard · Lonza · NOVARTIS



Fubao Wang, Ph.D
SVP, Head of Regulatory
SAREPTA · MERCK · SANOFI



Mohammed Asmal, M.D., Ph.D.
Chief Medical Officer
bluebirdbio · VERTEX



Karen Brown, Ph.D., JD
SVP, Intellectual Property and Legal Affairs
OBSIDIAN · Ironwood · VERTEX



Carman Alenson, CPA
Chief Accounting Officer and SVP Finance
agios · amag

Board of Directors

- Keith Gottesdiener, M.D.
  President and CEO, Prime Medicine
- David Schenkein, M.D.
  General Partner, GV
- Robert Nelsen
  Managing Director, Arch Ventures
- Jeff Marrazzo
  Former CEO, Spark Therapeutics
- Michael A. Kelly
  Founder & President of Sentry Hill Partners, LLC
- Wendy Chung, M.D., Ph.D.
  Chair of Pediatrics, Boston Children's Hospital
- Thomas Cahill, M.D., Ph.D.
  Managing Partner, Newpath Partners
- Kaye Foster
  Senior Advisor, Boston Consulting Group

Scientific Advisory Board

- David Liu, Ph.D. (Co-Founder)
- Yvonne Chen, Ph.D.
- Agnieszka Czechowicz, M.D., Ph.D.
- Guangping Gao, Ph.D.
- Jim Haber, Ph.D.
- Anastasia Khvorova, Ph.D.
- Ben Kleinstiver, Ph.D.
- Muthiah (Mano) Manoharan, Ph.D.
- Eric Olson, Ph.D.
- Gerald Schwank, Ph.D.
- Jay Shendure, MD, Ph.D.
- Samuel Sternberg, Ph.D.
- Shengdar Tsai, Ph.D.

38

39 ✓Loss of endogenous TCR with attB insertion in TRAC exon 1 ✓Use of endogenous TRAC promoter allows for tuned regulation of CAR expression1 ✓Promoter-less cargo will not express if integrated elsewhere in genome ✓Pilot studies – no integration elsewhere in genome ✓Up to 8.9kB insertion with high efficiency may enable bi-cistronic CAR 1Eyquem et al. (Sadelain) 2017. attB = recombinase attachment site; PASSIGE = prime assisted site-specific integrase gene editing; TCR = T cell receptor; CD19 = cluster of differentiation 19; CAR = chimeric antigen receptor; SA = splice acceptor; AAAAAA = polyA signal Non-Viral PASSIGE Delivery Supports Integration of CD19 CAR Under Endogenous Control of TRAC Locus in up to 80% of T Cells Prime Editing at TRAC locus can lead to >95% loss of T cell receptor expression 1. Prime Editor inserts recombinase sequence attB, - prevents T cell receptor expression L 2. Integrate CD19 CAR with Bxb1 recombinase …. SA AAAAA Schematic for PASSIGE mediated CAR integration exon1 exon 2 exon3 ….attB exon1 TRAC locus exon2RCAR TCR Loss (flow cytometry) %CAR+ expression (flow cytometry) 0 20 40 60 80 100 P e rc e n t o f p o p u la ti o n PE reagents: Integrase: DNA donor: - - - + - + + + + P e rc e n t o f p o p u la ti o n 0 20 40 60 80 100 P e rc e n t o f p o p u la ti o n PE reagents: Integrase: DNA donor: - - - + - + + + +

40CAR = chimeric antigen receptor; PASSIGE = prime assisted site-specific integrase gene editing; CD19 = cluster of differentiation 19; Control T has GFP inserted in T cells instead of CD19 CAR; TRAC = T cell receptor alpha constant; in vitro data: statistical significance determine by one-way analysis of variance (ANOVA) with Bonferroni post-test; in vivo data: survival curve difference determined by log-rank test Prime Medicine’s Multiplexed CD19 CAR-T Cells are Functional In Vitro and In Vivo In vitro and in vivo assays showed CD19 CAR-T functionality and specificity for target cell antigen 0 20 40 60 80 100 % V ia b le C D 1 9 + T u m o r C e ll s 1:3 1:1 3:1 Effector : Target Cell Ratio **** **** **** Control T CAR-T CAR-T cells killed CD19+ tumors at 72 hours in low cell ratio Effector : rget Cell Ratio % V ia b le C D 1 9 + Tu m o r C e lls Untreated Control T CAR-T Significant increase in survival of human tumor bearing mice after treatment with CAR-T cells **** P<0.0001 0 20 40 60 0 20 40 60 80 100 Days Post T cell Infusion P e rc e n t S u rv iv a l Days Post T ell Infusion P e rc e n t Su rv iv al

41 Eight hotspot Prime Editors could address the “high unmet need” mutations; These same eight hotspot Prime Editors could address >93% of all CF patients G542X F508del 0 20 40 60 80 % p re c is e c o rr e c ti o n With Hotspot Editing, Prime Editors Corrected “High Unmet Need” CF Mutations, Including the Prevalent G542X (null) Mutation Precise correction of the G542X mutation1 Precise correction of both the I507del1 and prevalent F508del mutation2 Prime Editors efficiently corrected the G542X mutation and mutations in the I507del/F508del “hotspot” One-time, non-viral delivery to patient intestinal organoids restored CFTR function Van Mourik et al., 2019. Actual time course: 24 hours. TRIKAFTA® is a registered trademark of Vertex Pharmaceuticals, Incorporated. 1G542X and I507del are “high unmet need” mutations; F508del is one of the most prevalent CF mutations; 2data show correction in patient induced pluripotent stem cells. Each dot shows a different Prime Editor Prime Editing of G542X patient intestinal organoids restored CFTR function Intestinal organoids swelling assay for CFTR function • LNP delivered Prime Editors efficiently corrected patient Human Bronchial Epithelial (HBE) progenitors in vitro • Identified early LNP formulations to deliver Prime Editors to lung basal cells in vivo G542X with mock treatment G542X with Prime Editing correction Healthy control G542X with TRIKAFTA® treatment

42 Eight hotspot Prime Editors could address the “high unmet need” mutations; These same eight hotspot Prime Editors could address >93% of all CF patients G542X F508del 0 20 40 60 80 % p re c is e c o rr e c ti o n With Hotspot Editing, Prime Editors Corrected “High Unmet Need” CF Mutations, Including the Prevalent G542X (null) Mutation Precise correction of the G542X mutation1 Precise correction of both the I507del1 and prevalent F508del mutation2 Prime Editors efficiently corrected the G542X mutation and mutations in the I507del/F508del “hotspot” One-time, non-viral delivery to patient intestinal organoids restored CFTR function Van Mourik et al., 2019. Actual time course: 24 hours. TRIKAFTA® is a registered trademark of Vertex Pharmaceuticals, Incorporated. 1G542X and I507del are “high unmet need” mutations; F508del is one of the most prevalent CF mutations; 2data show correction in patient induced pluripotent stem cells. Each dot shows a different Prime Editor Prime Editing of G542X patient intestinal organoids restored CFTR function Intestinal organoids swelling assay for CFTR function • LNP delivered Prime Editors efficiently corrected patient Human Bronchial Epithelial (HBE) progenitors in vitro • Identified early LNP formulations to deliver Prime Editors to lung basal cells in vivo G542X with mock treatment G542X with Prime Editing correction Healthy control G542X with TRIKAFTA® treatment